SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

New You, Inc.

(Exact name of the registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-52668 (Commission File Number)	26-3062661 (IRS Employer Identification Number)

6351 Yarrow Drive, Ste E, Carlsbad, California 92011

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (800) 260-9062

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
NONE	N/A	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5. Corporate Governance and Management.

Item 5.02   Departure of  Directors or Certain Officers; Election of Directors; Appointment of Certain   Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2021, our Board of Directors appointed John Driscoll to serve as a member of the Board of Directors and as our new Chief Financial Officer.

John Driscoll, age 54, is our new Chief Financial Officer and a new member of our Board of Directors. Mr. Driscoll is an experienced finance executive with 30 years of expertise as a Chief Audit Executive heading large-scale audit engagements for FinTech, banking, manufacturing and insurance companies. He transitioned through three corporate M&A’s heading global audit operations and facilitating changes to the global organizational chart and corporate culture mission statement. Mr. Driscoll has reported to boards, audit committees, and top management teams to objectively review and report on findings that impact operational, financial, and compliance controls spanning the global enterprise. He provides recommendations, insights, and the tools needed to attain goals, mitigate risks, and meet stakeholder expectations. Mr. Driscoll’s professional experience includes:

•                  NY County District Attorney, Supervisor Forensic Accountant – January 1990-November 1997

•                  AIG, Senior Auditor, Internal Audit – December 1997- May 2000

•                  Philip Morris, Director, Internal Audit – June 2000-November 2000

•                  AIG, Supervisor, Internal Audit – December 2000-July 2010

•                  CIT, Vice President, Internal Audit – August 2010-July 2014

•                  Fundtech, Vice President, Head of Global Audit – August 2014-June 2015

•                  D&H, Chief Audit Executive – July 2015-July 2017

•                  Finastra, Chief Audit Executive – August 2017-December 2019

•                  ST Brands/Biosciences-EVP, Chief Financial Officer – January 2020-June 2021

Mr. Driscoll holds an M.S. in Management from Utica College and a B.S. in Finance from St. John’s University.

Mr. Driscoll has no family relationships with any of the Company’s directors or executive officers. Mr. Driscoll is currently the Chief Financial Officer of ST Biosciences, a subsidiary of ST Brands, Inc. As disclosed in our Current Report on Form 8-K filed May 7, 2021, we acquired ST Brands, Inc. under an Exchange Agreement dated May 3, 2021. Mr. Driscoll has not had any other direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Compensation arrangements for Mr. Driscoll have not been determined at this time.

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure

On June 16, 2021, we issued the press release furnished herewith as Exhibit 99.1.

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SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

New You, Inc.
Date: June 21, 2021	By: /s/ Ray Grimm, Jr. Ray Grimm, Jr. Chief Executive Officer

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